THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   Lincoln National Variable Annuity Account C
                                 Multi-Fund(R) 5

                     Lincoln Life Variable Annuity Account N
              Lincoln ChoicePlus Suite, Lincoln ChoicePlus II Suite
          Lincoln ChoicePlus Assurance Suite, Lincoln ChoicePlus Design

                    Supplement to the May 1, 2007 Prospectus

This Supplement outlines certain changes to the investment options offered under your individual variable annuity contract. It is for informational purposes only; no action is required on your part.

Effective June 5, 2007, pursuant to a plan of reorganization, the LVIP Baron Growth Opportunities Fund (Service Class), a series of Lincoln Variable Insurance Products Trust, will replace the Baron Capital Asset Fund as an investment option under your contract. Any references in the prospectus to the Baron Capital Asset Fund will thereafter refer to LVIP Baron Growth Opportunities Fund.

Effective June 11, 2007, pursuant to a plan of reorganization, the LVIP Baron Growth Opportunities Fund (Service Class), a series of Lincoln Variable Insurance Products Trust, will replace the LVIP Growth Opportunities Fund as an investment option under your contract.
Any references in the prospectus to the LVIP Growth Opportunities Fund will thereafter refer to LVIP Baron Growth Opportunities Fund.

The following table shows the expenses charged by the LVIP Baron Growth Opportunities Fund (Service Class) (as a percentage of the fund's average net assets):

Management Fees    12b-1 Fees        Other Expenses      Acquired Fund    Total Expenses    Total Contractual   Total Expenses
(before any        (before           (before             Fees and         (before           waivers/            (after
waivers/           any waivers/      any waivers/        Expenses         any waivers/      reimbursements (if  any waivers/
reimbursements     reimbursements    reimbursements)(1)                   reimbursements)   (if any)(2)         reimbursements
                   +                 +                   +                =
---------------- ----------------- -------------------- ---------------- ---------------- ----------------      ---------------
   1.00%               0.25%             0.09%                                1.34%            0.05%                  1.29%

(1)Other Expenses are based on estimates for the current fiscal year.
(2)Lincoln Investment Advisors Corporation has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets. The Agreement will continue at least through April 30, 2009, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund. Moreover, the adviser has agreed to limit the Total Annual Fund Operating Expenses at the same level as the expenses of the former Baron Capital Asset Fund (an acquired fund); this agreement, which is for a two-year term from the reorganization date of the two Funds, may result in an additional lower or higher expense cap for the Fund.

The LVIP Baron Growth Opportunities Fund seeks capital appreciation through long-term investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects.

Lincoln Investment Advisors Corporation ("LIA") is the investment adviser for the LVIP Baron Growth Opportunities Fund. LIA will engage BAMCO, Inc. to serve as the Fund's sub-adviser and make the day-to-day investment decisions of the Fund.

               Please retain this supplement for future reference.